Exhibit 99.1

July 2018 NYSE:CRK

Disclaimer

This presentation includes "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements give our current expectations or forecasts of future events. These statements include estimates of future natural gas and oil reserves, expected natural gas and oil production and future expenses, assumptions regarding future natural gas and oil prices, budgeted capital expenditures and other anticipated cash outflows, as well as statements concerning anticipated cash flow and liquidity, business strategy and other plans and objectives for future operations.

Our production forecasts are dependent upon many assumptions, including estimates of production decline rates from existing wells and the outcome of future drilling activity.

Important factors that could cause actual results to differ materially from those in the forward-looking statements herein include the timing and extent of changes in market prices for oil and gas, operating risks, liquidity risks, including risks relating to our debt, political and regulatory developments and legislation, and other risk factors and known trends and uncertainties as described in our Annual Report on Form 10-K for fiscal year 2017 filed with the Securities and Exchange Commission. Should one or more of these risks or uncertainties occur, or should underlying assumptions prove incorrect, our actual results and plans could differ materially from those expressed in the forward-looking statements.

1

The New Comstock

- **Comstock's Haynesville and Bossier Shale assets provide consistent, high-return and low-risk drilling opportunity**
  - ***Comstock has drilled ~230 horizontal wells in the play since 2007***
  - ***Enhanced completion design and regional price advantage have transformed the Haynesville into one of North America's highest return natural gas basins***
  - ***Extensive acreage position underpins over 850 gross locations***
- **Bakken Shale oil-weighted production contributed by Jerry Jones provides leverage to oil prices**
  - ***Asset contribution represents a $620 million equity investment into the Company***
  - ***Substantial cash flow generated by Bakken properties to be redeployed in Haynesville and Eagle Ford***
  - ***Eagle Ford joint venture across ~23,000 acres targets 327 potential locations and adds future oil growth***
- **Combination strengthens balance sheet, with commitment to improve further with goal of <2.0x net leverage**
  - ***PF Net Debt / LQA EBITDAX is 2.9x***
  - ***50% to 60% of next twelve month expected production hedged on rolling basis***
  - ***Disciplined growth while spending within operating cash flow***

Our Strategy: Disciplined Growth and Value Creation Within Cash Flow

COMSTOCK RESOURCES

2

New Consolidated Asset Base








Bakken Shale
MONTANA
NORTH DAKOTA
TEXAS
Haynesville/ Bossier Shale
LOUISIANA
Eagle Ford Shale

Bakken Shale
Proved Reserves – 31 MMBoe
Q1'18 Net Production – 13,170 Boe/d

East Texas / North Louisiana
Proved Reserves – 2.0 Tcfe
Q1'18 Net Production – 234.8 MMcfe/d

Other Assets
Proved Reserves – 3.9 Bcfe
Q1'18 Net Production – 3.4 MMcfe/d

Company Overview
Proved Reserves – 2.3 Tcfe
27% - proved developed
10% - oil
90% - gas
Q1'18 Net Production(1) – 317.5 MMcfe/d

Eagle Ford
Proved Reserves – 18 MMBoe
Production was sold in Q2'18

Note: Reserve data as of April 1, 2018.
(1) Pro Forma for the sale of Eagle Ford and the Jerry Jones asset contribution.

3

Comstock Acreage in the Core of the Haynesville








TX
LA
Marion
Harrison
Gregg
Smith
Rusk
Panola
Shelby
San Augustine
Sabine
Caddo
Bossier
Webster
Claiborne
Lincoln
Bienville
De Soto
Red River
Natchitoches
Sabine
N
Comstock
Other Companies
Amplify
BHP
BP
CCI
Chesapeake
Covey Park
Exco
ExxonMobil
GEP
Goodrich
Indigo
PetroQuest
Sabine
Vine
Sub-Play Areas
Bossier Shale
Haynesville Shale

Haynesville / Bossier Shale

Net Acres:	68,700
Average NRI:	80.5%
Average WI:	78.0%
Gross Drilling Locations:	864
Resource Potential:	8.4 Tcf

Source: 1Derrick and public company disclosure.

4

Gen 2 Haynesville Completion

- New completion design increases the total stages for a 7,500 lateral from 30 at 250 feet apart to 50 at 150 feet apart
- Total clusters increase from 150 to 250
- Sand loading increases from 2,800 pounds per foot to 3,800 pounds per foot
- Total sand per well increases from 21 million pounds to 28.5 million pounds

Gen 1

3 Stages = 750 feet


250'
250'
250'
50'

Gen 2

5 Stages = 750 feet


150'
150'
150'
150'
150'
30'

5

Comstock Completion Design Continues to Deliver Results





Gen 1
Gen 2
DeSoto Parish, Louisiana
Holmes 29-20 24 MMcf/d
Gamble 4-33 24 MMcf/d
Headrick 14-11 #1 33 MMcf/d
Harrison 30-19 24 MMcf/d
Headrick 14-11 #2 37 MMcf/d
Holmes 29-32 28 MMcf/d
Headrick 14-23 #1 26 MMcf/d
Derrick 21 #3 30 MMcf/d
Harrison 30-31 24 MMcf/d
Derrick 21 #2 30 MMcf/d
Pace 5-8 25 MMcf/d
Headrick 14-23 #2 35 MMcf/d
Boggess 5 -8 21 MMcf/d
Shahan 5-8 22 MMcf/d
Nash 19-18 #2 25 MMcf/d
Ramsey 4-9 23 MMcf/d
Pyle 6-7 26 MMcf/d
Nash 19-18 #1 26 MMcf/d
Ramsey 7-18 23 MMcf/d
Billingsley 25-24 36 MMcf/d
Pace 8-17 25 MMcf/d
Furlow 25-24 25 MMcf/d
Horn 8-17 21 MMcf/d
Grantham 30-31 20 MMcf/d
Furlow 25-36 32 MMcf/d
Claybrook 15 24 MMcf/d
Caraway 20-29 24 MMcf/d
Bogle 36-1 #2 14 MMcf/d
Halsey 14 21 MMcf/d
Roberts 26-35 #2 28 MMcf/d
Powell 28 20 MMcf/d
Bogle 36-1 #1 16 MMcf/d
BSMC LA 12-1 #1 17 MMcf/d
Roberts 26-35 #1 27 MMcf/d
BSMC LA 18-7 #1 21 MMcf/d
BSMC LA 13-24 #3 20 MMcf/d
Jordan 16-21 22 MMcf/d

6

Best-In Class Well Performance

New Haynesville / Bossier Well Results Exceeding Expectations









Gen 1 Type Curve (7500' Lateral)
Gen 1 HV Wells (Average of 12 wells)
Bossier Wells (Average of 2 wells)
Gen 2 HV Wells (Average of 16 wells)
Gen 2 HV Short Lateral Wells (Average of 8 wells)
MMcf per day
30
25
20
15
10
5
0
0
200
400
600
800
1000
Days on production
Type Curve

7

Bakken Assets Provide Substantial Cash Flow







Bakken Shale Properties

Gross / Net Producing Wells:	348 / 55.1
Gross / Net DUCs:	85 / 11.8
Gross / Net PUDs:	7 / 2.6



Manitoba
Bakken Play
Montana
North Dakota
Williston Basin
South Dakota

- **348 (55.1 net) producing oil wells, 85 (11.8 net) drilled uncompleted wells and 7 (2.6 net) undrilled locations**
- **In the first quarter of 2018, produced on average approx. ~13,170 Boe/d**
- **Proved reserves of 22.8 million barrels of oil and 49.3 billion cubic feet of natural gas (1)**
- **The Bakken Shale Properties generated $155.1 million of revenues in excess of operating costs, excluding depreciation, depletion, amortization, in 2017**

Net 1P Reserves (By Operator)



20%
47%
4%
4%
4%
10%
11%
Total: ~31 MMBoe(1)

- Whiting
- Oasis
- Continental
- Enerplus
- Rimrock
- XTO
- Other

Note: Map illustrates the counties where Bakken wells contributed by Jerry Jones are located.
(1) Reserves as of 4/1/2018 prepared by Lee Keeling and Associates, Inc.

8

Eagle Ford Shale Joint Venture

- **Following the sale of its Eagle Ford shale properties, Comstock retained all undeveloped acreage of ~8,400 net acres prospective for the Eagle Ford shale in Atascosa, Karnes, La Salle and McMullen Counties in South Texas**
- **Comstock and USG are forming a joint development venture on ~23,000 combined acres**
  - ***The acreage is contributed for the right to participate with a 50% to 55% working interest in the 327 potential drilling locations across the JV acreage***
  - ***Comstock expects drilling on the acreage to start in the third quarter of 2018***



Frio
Atascosa
La Salle
McMullen
Retained Acreage
Phase Window
Condensate
Oil

Eagle Ford Shale Properties

JV Acres:	23,000
Drilling Locations:	327

9

Over 10 Years of Drilling Inventory


Gross Drilling Locations
337
227
300
864
327
1,191
Haynesville / Bossier <5,000' (1)
Haynesville / Bossier >5,000' - <8,500' (1)
Haynesville / Bossier >8,500' (1)
Total Haynesville / Bossier
Eagle Ford JV
Total
Resource Play

Comstock is Continuously Growing and High-grading Its Inventory Through Acreage Swaps, Leasing and Acquisitions

Note: Excludes 285 horizontal Cotton Valley locations.
(1) Lateral length.

10

Premium Oil and Gas Markets





Bakken(1)
($2.99)
Marcellus(2)
($0.59)
WTI Cushing
Haynesville(3)
1,200 miles
Permian(4)
($14.75)
$5.01
($0.11)
Henry Hub
Eagle Ford(5)
(Discount) / Premium to WTI ($/Bbl)
(Discount) / Premium to Henry Hub ($/Mcf)
Exports to Mexico +3.5 Bcf/d by 2020
Gulf Coast Industrial Demand +2.7 Bcf/d by 2020
LNG Exports +6.3 Bcf/d by 2020

Source: Wood Mackenzie.

(1) Based on the average differential of Bakken peers OAS and WLL for Q1 2018.

(2) Based on the basis for Dominion South per Bloomberg as of July 10, 2018.

(3) Based on the basis for Columbia Gulf Mainline per Bloomberg as of July 10, 2018.

(4) Based on the basis for Midland Cushing, per Bloomberg as of July 10, 2018.

(5) Based on the basis for Corpus Christi, per Bloomberg as of July 10, 2018.

11

ProFormaReserveBase Oil Gas Total MBbls Bcf Bcfe ProvedReserves asof4/1/2018: Producing 16.8 442.4 543.5 Non-Producing/Behind Pipe 4.0 58.2 82.2 Total Developed 20.8 500.7 625.7 Undeveloped 17.3 1,580.5 1,684.5 TotalProvedReserves 38.2 2,081.1 2,310.3 SECPV10Value(000s)(1) $1,318.5 Reservesby ReservesbyType ReservesbyRegion PV-10byRegion CommodityMix 10% 5% 2% 8% 27% Total: Total: Total: 33% ~2.3 ~2.3 ~2.3 Total: 65% Tcfe Tcfe Tcfe ~$1.3Bn 73% 90% 87% Haynesville Bakken Haynesville Bakken Developed Undeveloped Oil Gas EagleFord Other EagleFord (1) SECpricingasofApril1,2018of$49.70/Bbl and$2.89/Mcf. 12

Haynesville Well Economics

Gen 2 Completion Design -	Refrac	4,500' L	7,500' L	10,000' L
Estimated Well Costs *($ millions)*	$4.5	$6.8	$10.3	$12.7
24 Hr. IP *(Mmcf per day)*	12	17	22	26
Decline B Factor	0.99	0.99	0.99	0.99
Initial Decline *(%)*	72	72	65	61
Proppant *(Pounds per lateral ft.)*	3,800	3,800	3,800	3,800
EUR *(Bcf)*	7.8	11.2	18.6	24.8

Rate of Return
(%)



160%
140%
120%
100%
80%
60%
40%
20%
0%
% ROR
$2.00
$2.50
$3.00
$3.50
$4.00
$/MCF

Net Present Value at 10%
(Million $)



$30
$28
$26
$24
$22
$20
$18
$16
$14
$12
$10
$8
$6
$4
$2
$0
NPV @10 (in millions)
$2.00
$2.50
$3.00
$3.50
$4.00
$/MCF

Refrac 4,500 ft. 7,500 ft. 10,000 ft.

13

2018 Drilling Program

($ in millions)

Capital Expenditures



$179
$237
2017
2018E

Net Wells Drilled



15.7
24.0
2017
2018E

	2018		
	$	Gross Wells	WI Net Wells
Haynesville/Bossier Shale:			
Drilling and Completion	$126.8	36	15.6
Completion of 2017 Wells	22.0		
ReFracs (7)	31.8		
Other Non-operated	0.5	5	0.1
Eagle Ford Shale	4.8	4	1.1
Total Legacy Comstock	**$185.9**	**45**	**16.8**
Bakken Properties	51.5	33[1]	7.2[1]
Total Capital Expenditures	**$237.4**	**78**	**24**
Operated Haynesville Laterals:	<=5,000 ft.	5	
	7,500 ft.	7	
	10,000 ft.	24	
Total		**36**	



Average Lateral Length
2018E
8,519 ft.
2017
7,085 ft.

(1) *Includes DUCs.*

14

Haynesville Production Growth







Avg. Haynesville Operated Rigs:	-	1	0 / 2	3	4 / 5	5
		(Jan-15)*	(Jun/Sep-16)*	(Apr-17)*	(Sep/Dec-18)*	
Avg. Haynesville Operated YoY Growth:		38%	29%	59%	>35%	>50%


Haynesville Net Avg. Production (MMcf/d)
64.4
88.8
114.7
182.8
2014
2015
2016
2017
2018E
2019E

Haynesville production growth will offset average year-over-year expected decline in the Bakken properties of 2-5% for 2017 to 2018 and 25-30% for 2018 to 2019

COMSTOCK RESOURCES

Source: Company estimates for Haynesville.
**Operated Comstock rigs as of the dates shown.*

15

Low Cost Structure

(Per Mcfe)

OPERATING COSTS



79¢ Pro Forma for Eagle Ford Sale and Bakken Acquisition
$1.48
.20
.36
.92
$1.35
.22
.16
.97
$1.10
.26
.08
.76
$0.77
.22
.07
.48
$0.97
.26
.07
.64
$0.70
.19
.08
.43
2014
2015
2016
2017
2017 Q1
2018 Q1
Gathering
Production Taxes
Lifting

DD&A



$1.47 Pro Forma for Eagle Ford Sale and Bakken Acquisition
$5.74
$4.84
$2.26
$1.55
$1.90
$1.18
2014
2015
2016
2017
2017 Q1
2018 Q1

COMSTOCK RESOURCES

16

Oil and Gas Hedging Program

Natural gas hedge positions to support Haynesville drilling program

	Swaps at $3.00 [a]	Collars for $2.50 to $3.30 [a]	Collars for $2.50 to $3.50 [a]	Total Hedged
	Mcf per day			
2018 – Q3	60,000	30,000	30,000	120,000
2018 – Q4	60,000	30,000	30,000	120,000
2019 – Q1	47,000	30,000	30,000	107,000
2019 – Q2	-	30,000	30,000	60,000

(a) Contracts are per MMBtu at an index price based on the NYMEX-Henry Hub monthly future prices

Comstock targets having 50% to 60% of its expected future twelve months oil and gas production hedged on rolling basis

17

Commitment to Conservative Financial Strategy

- **Fund drilling program substantially out of operating cash flow**
  - Cash flow from Bakken properties to fund a drilling program
- **Contribution of Bakken properties strengthens the balance sheet, with commitment to improve further**
  - Pro Forma Net Debt / LQA EBITDAX is 2.9x
  - Goal of net leverage <2.0x
- **Maintain strong liquidity following refinancing**
  - • Pro forma liquidity in excess of $450 million
- **Target of having 50% to 60% of its expected future twelve months oil and gas production hedged on rolling basis**

18

Summary

- High quality acreage positions in the Haynesville, Bossier and Eagle Ford shales
- Leveraged to oil prices and strong cash flows through the contributed Bakken properties
- Pro forma net leverage of 2.9x, with goal to reduce net leverage <2.0x
- Intent to maintain liquidity of over $400 million
- Strategy of disciplined growth by operating within cash flow
- Management team with significant operational experience

Ideal new major shareholder in Jerry Jones:
Patient, debt-averse and shares our vision for the Haynesville shale opportunity

19